UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

___________________________________________________________________________________________________________________

FORM 8‑K

TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2016

 ___________________________________________________________________________________________________________________

NUZEE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-176684	38-3849791
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2865 Scott Street, Suite 101

Vista, California 92081

(Address of principal executive offices, including zip code)

 (858) 549-6893 or toll-free 855-936-8933

(Registrant's telephone number, including area code)

 (Former name or former address, if changed since last report.)

Copies to:

Karen A. Batcher, Esq.

Teeple Hall, LLP

9255 Towne Centre Drive, Suite 500

San Diego, CA  92121

Tel.  858.622.7878

Fax.  858.622.0411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03        AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On April 22, 2016, the Company’s Board of Directors approved to amend the Bylaws to change the date of the date of the annual meeting of shareholders from “within three months after the calendar year ends, commencing in 2014” to “within six (6) months after the calendar year ends, commencing in 2016.”  The reason behind the amendment was to give the Company sufficient time to prepare and provide audited financial statements and the Company’s annual report to the shareholders.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION
3.2	Second Amended and Restated Bylaws of NuZee, Inc. dated April 22, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 28, 2016	NUZEE, INC.
/s/ Masateru Higashida
		By:	Masateru Higashida, President